UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 21, 2012

FNB BANCORP

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-49693	92-2115369
(Commission File Number)	(IRS Employer Identification No.)

975 El Camino Real, South San Francisco, California 94080
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (650) 588-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by FNB Bancorp with the Commission on September 24, 2012, in order to provide the financial statements and pro forma financial information required under Item 9.01 of Form 8-K (excluded from the Form 8-K filed on September 24, 2012).

On September 21, 2012, FNB Bancorp completed its acquisition of Oceanic Bank Holding, Inc. (the “Company”) and Oceanic Bank (the “Bank”), a California banking corporation and the Company’s wholly owned subsidiary. Immediately upon consummation of the Stock Purchase Agreement dated March 25, 2012 (included as Exhibit 2.1 to the Form 8-K filed by FNB Bancorp on March 27, 2012), the Company was merged with and into FNB Bancorp and the Bank was merged with and into FNB Bancorp’s wholly owned subsidiary, First National Bank of Northern California, all effective on the same date, September 21, 2012. The information reported in the Form 8-K filed on September 24, 2012 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The financial statements required by Item 9.01(a) of Form 8-K with respect to the acquisition described in Item 2.01 of this report are attached as Exhibit 99.1 (audited consolidated balance sheet of Oceanic Bank Holding, Inc. and Subsidiary as of December 31, 2011, and the audited statements of earnings, changes in shareholders’ equity and cash flows for the year ended December 31, 2011).

Additionally, the unaudited condensed consolidated statements of earnings of Oceanic Bank Holding, Inc. and Subsidiary for the six months ended June 30, 2012 are attached as Exhibit 99.2; and the unaudited interim consolidated balance sheets of FNB Bancorp and Subsidiary as of June 30, 2012 and December 31, 2011, and the unaudited statements of earnings and statements of cash flows for the six months ended June 30, 2012 and for the twelve months ended December 31, 2011 are attached as Exhibit 99.3, excluding any merger related adjustments for the periods presented.

(b)	Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K with respect to the acquisition described in Item 2.01 of this report is attached as Exhibit 99.4, consisting of the unaudited pro forma condensed combined balance sheet as of June 30, 2012, giving effect to the merger of Oceanic Bank Holding, Inc. with and into FNB Bancorp as if the merger had been consummated on June 30, 2012; and the unaudited pro forma condensed combined statements of earnings for FNB Bancorp and Oceanic Bank Holding, Inc. for the six months ended June 30, 2012 and for the twelve months ended December 31, 2011 as if the merger had been consummated as of the beginning of the periods presented.

(d)	Exhibits

2.1	The Stock Purchase Agreement dated as of March 25, 2012 by and among FNB Bancorp, First National Bank of Northern California, Oceanic Bank Holding, Inc., Oceanic Bank, Oceanic Holding (BVI) Limited and Walter J. Mix, III, as Trustee, is incorporated herein by reference to Exhibit 2.1 to the FNB Bancorp Current Report on Form 8-K filed with the Commission on March 27, 2012

23.1	Consent of Vavrinek, Trine, Day & Co., LLP, independent registered public accounting firm

99.1	Audited consolidated balance sheet of Oceanic Bank Holding, Inc. and Subsidiary as of December 31, 2011, and the audited statements of earnings, changes in shareholders’ equity and cash flows for the year ended December 31, 2011

99.2	Unaudited condensed consolidated statements of earnings of Oceanic Bank Holding, Inc. and Subsidiary for the six months ended June 30, 2012 and 2011

99.3	Unaudited interim consolidated balance sheets of FNB Bancorp and Subsidiary as of June 30, 2012 and December 31, 2011, and the unaudited statements of earnings and statements of cash flows for the six months ended June 30, 2012 and for the twelve months ended December 31, 2011, and the unaudited Condensed Consolidated Statements of Earnings of Oceanic Bank Holding, Inc. and Subsidiary, excluding any merger related adjustments for the periods presented

99.4	Unaudited pro forma condensed combined balance sheet as of June 30, 2012, giving effect to the merger of Oceanic Bank Holding, Inc. with and into FNB Bancorp as if the merger had been consummated on June 30, 2012; and the unaudited pro forma condensed combined statements of earnings for FNB Bancorp and Oceanic Bank Holding, Inc. for the six months ended June 30, 2012 and for the twelve months ended December 31, 2011 as if the merger had been consummated as of the beginning of the periods presented

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB BANCORP (Registrant)

Dated: December 4, 2012	By:	/s/ David A. Curtis
David A. Curtis
Senior Vice President and Chief Financial Officer